UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2024

Alphatec Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-52024	20-2463898
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1950 Camino Vida Roble
Carlsbad, California		92008
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 760 431-9286

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.0001 per share	ATEC	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition,” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

On July 31, 2024, Alphatec Holdings, Inc. (the “Company”) issued a press release announcing its financial results for its period ended June 30, 2024. A copy of the press release is attached hereto as Exhibit 99.1.

The information contained in this Current Report, including the exhibit, shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective July 29, 2024, the Company's Board of Directors (“Board”) increased the number of directors to serve on the Board to ten members and appointed Keith Valentine to serve as a director of the Company and as a member of the Company’s Nominating and Corporate Governance Committee for a term commencing on July 29, 2024, and expiring at the Annual Meeting of Stockholders of the Company in 2025 and until his successor is duly elected and qualifies, unless he sooner dies, retires or resigns. The Board has determined that Mr. Valentine satisfies the current “independent director” standards established by the rules of The Nasdaq Stock Market.

Mr. Valentine will receive annual compensation in accordance with the Company’s standard remuneration for its non-employee directors, as revised by the Compensation Committee of the Board effective as of April 25, 2024, which provides that non-employee directors receive a one-time, time-based restricted stock unit (“RSU”) award granted upon election or appointment to the Board, with a grant value of $300,000, as determined by the volume weighted average trading price (“VWAP”) of the Company’s stock for the 30-trading day period prior to date of election or appointment (the “Initial Board Grant”). The Initial Board Grant vests in three equal installments on each of the first three anniversaries of the grant date, conditioned upon continued Board service. Additionally, non-employee directors receive an annual RSU award for service on the Board with a grant value of $185,000 (the “Annual Board Grant”). For continuing (incumbent) non-employee directors, the Annual Board Grant is granted as of the date of the annual meeting of stockholders, based upon the VWAP of the Company’s stock for the 30-trading day period prior to the grant date. For newly elected or newly appointed, non-employee directors, the Annual Board Grant is granted upon election or appointment to the Board, with a grant value, as determined by the 30-trading day VWAP prior to date of election or appointment, pro-rated by the number of days from the date of the prior annual meeting of stockholders to the date of the grant, divided by 365. The Annual Board Grant vests on the earlier of (a) the next annual meeting of stockholders and (b) the death or resignation of the director. In the event of death or resignation of the director, the Annual Board Grant vests pro-rated based on the number of actual days served by the director from the time of the grant to such death or resignation, divided by 365. Additionally, non-employee directors receive an annual cash retainer as follows: (i) $45,000 to each non-employee director that serves as a member of the Board ($70,000 for Chair or Lead Director of the Board) and (ii) $10,000 ($20,000 for Chair), $7,500 ($15,000 for Chair), and $5,000 ($10,000 for Chair) to each non-employee director that serves as a member of the Audit Committee, Compensation Committee, and/or Nominating and Corporate Governance Committee, respectively. Cash retainers are paid quarterly in equal installments, pro-rated based on the number of actual days served by the director during the applicable quarter.

In addition, it is anticipated that Mr. Valentine will enter into the Company’s standard form of indemnification agreement for non-employee directors, a copy of which is attached as Exhibit 10.5 to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2009, filed with the U.S. Securities and Exchange Commission (“SEC”) on May 5, 2009, and incorporated herein by reference.

There are no other arrangements or understandings between Mr. Valentine and any other person pursuant to which he was selected to serve on the Board. There are no family relationships between Mr. Valentine and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01

On July 31, 2024, the Company issued a press release announcing the appointed of Keith Valentine to the Board. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Item 7.01 of this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release of Alphatec Holdings, Inc., dated July 31, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Alphatec Holdings, Inc.

Date:	July 31, 2024	By:	/s/ J. Todd Koning
J. Todd Koning Executive Vice President and Chief Financial Officer